SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2016

IF BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35226	45-1834449
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

201 East Cherry Street, Watseka, Illinois	60970
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (815) 432-2476

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                       Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Stockholders of the Company was held on November 21, 2016.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the proxy statement filed with the Securities and Exchange Commission on October 11, 2016 (the “Proxy Statement”).  Of the 4,004,061 shares outstanding and entitled to vote, 3,744,735 were present at the meeting in person or by proxy.  The final results of the stockholder vote are as follows:

1.	The election of three directors of the Company, to serve for three-year terms and until their successors are elected and qualified.

	For	Withhold

Frank J. Simutis	2,316,638	692,897

Dr. Rodney E. Yergler	2,318,281	691,254

2.	The ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2017.

Shares Voted For	Shares Voted Against	Abstentions

3,464,396	5,823	275,016

3.	The approval of an advisory (non-binding) resolution to approve the Company’s executive compensation as described in the Proxy Statement.

Shares Voted For	Shares Voted Against	Broker Non-Votes

2,168,678	580,656	260,201

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IF BANCORP, INC.
DATE: November 22, 2016	By:	/s/ Walter H. Hasselbring III
Walter H. Hasselbring III
President and Chief Executive Officer